Exhibit 10.32

EIGHTH AMENDMENT TO CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of November 18, 2021, is entered into by and among BIOLASE, INC., a Delaware corporation (“Borrower”), each of the undersigned financial institutions (individually each a “Lender” and collectively “Lenders”) and SWK FUNDING LLC, a Delaware limited liability company, in its capacity as administrative agent for the other Lenders (in such capacity, “Agent”).

RECITALS

WHEREAS, Borrower, Agent and Lenders entered into that certain Credit Agreement dated as of November 9, 2018 (as heretofore amended and as the same may be further amended, modified or restated from time to time, being hereinafter referred to as the “Credit Agreement”); and

WHEREAS, Borrower, Agent and Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I

Definitions

1.1 Capitalized terms used in this Amendment are defined in the Credit Agreement, as amended hereby, unless otherwise stated.

ARTICLE II

Amendments to Credit Agreement

1.1
Amendments to Section 1.1. Effective as of the date hereof, Section 1.1 of the Credit Agreement is hereby amended as follows:
(a)
Clause (iv) of the definition of “Change of Control” is amended and restated to read as follows:

(iv) [reserved];

(b)
The definition of “Contract Rate” is amended and restated to read as follows:

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Contract Rate means a rate per annum equal to (x) the LIBOR Rate, plus

(y) nine percent (9.00%).

(c)
The definitions of “Key Person” and “Key Person Event” are deleted in their entirety.

(d)
The definition of “LIBOR Rate” is amended and restated to read as follows:

LIBOR Rate means a fluctuating rate per annum equal to the rate which appears on the Bloomberg Page BBAM1 (or on such other substitute Bloomberg page that displays rates at which U.S. Dollar deposits are offered by leading banks in the London interbank deposit market), as the offered rate for loans in Dollars for a three (3) month period, rounded upwards, if necessary, to the nearest 1/8 of 1%. The rate is set by the ICE Benchmark Administration as of 11:00 a.m. (London time) as determined two (2) Business Days prior to each Payment Date, and effective on the Payment Date immediately following such determination date and continuing to but not including the next succeeding Payment Date. If Bloomberg Professional Service (or another nationally-recognized rate reporting source acceptable to Agent) no longer reports the LIBOR Rate or Agent determines in good faith that the rate so reported no longer accurately reflects the rate available to Agent in the London Interbank Market or if such index no longer exists or if page USD-LIBOR-BBA (ICE) no longer exists or accurately reflects the rate available to Agent in the London Interbank Market, Agent may select a replacement index that approximates as near as possible such prior index. Notwithstanding the foregoing, (i) if at any time Agent determines (which determination shall be conclusive absent manifest error) that the LIBOR Rate is no longer available for determining interest rates for loans or notes similar to the Loans, then Agent shall, in consultation with Borrower, endeavor to establish an alternate rate of interest to the LIBOR Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for loans or notes similar to the Loans in the United States at such time, and, if requested by Agent, Agent and Lenders at such time party hereto and the Borrower shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable, and (ii) in no event shall the “LIBOR Rate” or any such alternate rate of interest to the LIBOR Rate ever be less than one and one-quarter of one percent (1.25%) per annum at any time.

(e)
The definition of “Term Loan Maturity Date” is amended and restated to read as follows:

Term Loan Maturity Date means May 31, 2025.

1.2
Amendments to Section 2.9.1(b). Effective as of the date hereof, Section 2.9.1(b) of the Credit Agreement is hereby amended and restated to read as follows:

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(b)
So long as no Event of Default has occurred and is continuing and until the Obligations have been Paid in Full, each Revenue-Based Payment on each Payment Date will be applied in the following priority:
(i).
FIRST, to the payment of all fees, costs, expenses and indemnities due and owing to Agent pursuant to Sections 2.7, 3.1, 3.2, 6.3(d), 10.4 and/or 10.5 under this Agreement or otherwise pursuant to the Collateral Documents, and any other Obligations owing to Agent in respect of sums advanced by Agent to preserve or protect the Collateral or to preserve or protect its security interest in the Collateral (other than fees not otherwise included in an invoice provided by Agent pursuant to Section 2.1.0.1 for such Payment Date for which invoices have been delivered to the Borrower no later than two (2) Business Days prior to such Payment Date);

(ii).
SECOND, to the payment of all fees, costs, expenses and indemnities due and owing to Lenders in respect of the Loans and Commitments pursuant to Sections 2.7, 3.1, 3.2, 6.3(d), 10.4 and/or 10.5 under this Agreement or otherwise pursuant to the Collateral Documents, pro rata based on each Lender’s Pro Rata Term Loan Share, until Paid in Full;

(iii).
THIRD, to the payment of all accrued but unpaid interest in respect of the Loans as of such Payment Date, pro rata based on each Lender’s Pro Rata Term Loan Share, until Paid in Full;

(iv).
FOURTH, as it relates to each Payment Date on or after the Payment Date occurring in May 2023 to the payment of all principal of the Loans, pro rata based on each Lender’s Pro Rata Term Loan Share, up to an aggregate amount of $700,000 on any such Payment Date; and

(v).
FIFTH, all remaining amounts to the Borrower.

In the event that the amounts distributed under this clause (b) on any Payment Date are insufficient for payment of the amounts set forth in clauses (i) through (iii) above for such Payment Date, Borrower shall pay an amount equal to the extent of such insufficiency within five (5) Business Days (or such longer period as Agent may agree in its sole discretion) of request by Agent. For the avoidance of doubt, at all times prior to the Payment Date in May 2023, Borrower shall only be required to pay Revenue-Based Payments to the extent of amounts owing under clauses (i), (ii), and (iii) above on each such Payment Date prior to the Payment Date in May 2023.

1.3
Amendments to Section 6.13. Effective as of the date hereof, Section 6.13 of the Credit Agreement is hereby amended and restated to read as follows:

“6.13. [Reserved].

1.4
Amendments to Section 7.13. Effective as of the date hereof, Sections 7.13.2 and 7.13.3 of the Credit Agreement are hereby amended and restated to read as follows:

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“7.13.2 Conditional Minimum Aggregate Revenue.

To the extent that the Consolidated Unencumbered Liquid Assets are less than $7,500,000 as of the last day of any Fiscal Quarter set forth in the table below (designated by “Q” in the table below), not permit Aggregate Revenue for the consecutive month period ending on the last Business Day of such Fiscal Quarter to be less than the applicable amount set forth in the table below for such period.

Minimum LTM Aggregate Revenue as of the end of:
Six (6) month period ending Q4 2021	$19,000,000
Nine (9) month period ending Q1 2022	$30,000,000
Twelve (12) month period ending Q2 2022	$37,000,000
Twelve (12) month period ending Q3 2022	$38,000,000
Twelve (12) month period ending Q4 2022 and each Fiscal Quarter thereafter	$40,000,000

7.13.3 Conditional Minimum EBITDA.

To the extent that the Consolidated Unencumbered Liquid Assets are less than $7,500,000 as of the last day of any Fiscal Quarter set forth in the table below (designated by “Q” in the table below), not permit the EBITDA of Borrower

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and its Subsidiaries for the consecutive month period ending on the last Business Day of such Fiscal Quarter to be less than the applicable amount set forth in the table below for such period.

Minimum LTM EBITDA as of the end of:
Six (6) month period ending Q4 2021	$500,000
Nine (9) month period ending Q1 2022	-($1,000,000)
Twelve (12) month period ending Q2 2022	-($1,000,000)
Twelve (12) month period ending Q3 2022	-($1,000,000)
Twelve (12) month period ending Q4 2022 and each Fiscal Quarter thereafter	$1

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ARTICLE III

Conditions Precedent

3.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Agent, unless specifically waived in writing by Agent in its sole discretion:

(A). Agent shall have received this Amendment duly executed by Borrower. (B). The representations and warranties contained herein and in the Credit

Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof, except for such representations and warranties as are by their express terms limited to a specific date.

(C). No Default or Event of Default under the Credit Agreement, as amended hereby, shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Agent.

ARTICLE IV

No Waiver, Ratifications, Representations and Warranties

1.1
No Waiver. Nothing contained in this Amendment or any other communication between Agent, any Lender, Borrower or any other Loan Party shall be a waiver of any past, present or future non-compliance, violation, Default or Event of Default of Borrower under the Credit Agreement or any Loan Document. Agent and each Lender hereby expressly reserves any rights, privileges and remedies under the Credit Agreement and each Loan Document that Lender may have with respect to any non-compliance, violation, Default or Event of Default, and any failure by Agent or any Lender to exercise any right, privilege or remedy as a result of the violations set forth above shall not directly or indirectly in any way whatsoever either (i) impair, prejudice or otherwise adversely affect the rights of Agent or any Lender, except as set forth herein, at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or any Loan Document, (ii) amend or alter any provision of the Credit Agreement or any Loan Document or any other contract or instrument or (iii) constitute any course of dealing or other basis for altering any obligation of Borrower or any rights, privilege or remedy of Agent or any Lender under the Credit Agreement or any Loan Document or any other contract or instrument. Nothing in this Amendment shall be construed to be a consent by Agent or any Lender to any prior, existing or future violations of the Credit Agreement or any Loan Document.

1.2
Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed

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and shall continue in full force and effect. Borrower, Lenders and Agent agree that the Credit

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Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Borrower agrees that this Amendment is not intended to and shall not cause a novation with respect to any or all of the Obligations.

1.3
Representations and Warranties. Borrower hereby represents and warrants to Agent and Lenders that (a) the execution, delivery and performance of this Amendment, any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action (as applicable) on the part of Borrower and will not violate the organizational documents of Borrower; (b) Borrower’s directors and/or managers have authorized the execution, delivery and performance of this Amendment any and all other Loan Documents executed and/or delivered in connection herewith; (c) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date (except to the extent such representations and warranties expressly relate to an earlier date); (d) no Default or Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing; (e) Loan Parties are in full compliance in all material respects with all covenants and agreements contained in the Credit Agreement and the other Loan Documents, as amended hereby; and (f) except as disclosed to Agent, no Loan Party has amended its organizational documents since the date of the Credit Agreement.

ARTICLE V

Miscellaneous Provisions

1.1
Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent and each Lender to rely upon them.

1.2
Reference to Credit Agreement. Each of the Credit Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby.

1.3
Expenses of Agent. As provided in the Credit Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Agent, or its Affiliates, in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable fees and costs of legal counsel, and all costs and expenses incurred by Agent and each Lender in connection with the enforcement or preservation

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of any rights under the Credit Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the reasonable fees and costs of legal counsel.

1.4
Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

1.5
Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent and each Lender and Borrower and their respective successors and assigns, except that no Loan Party may assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent.

1.6
Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This Amendment may be executed by facsimile or electronic (.pdf) transmission, which facsimile or electronic (.pdf) signatures shall be considered original executed counterparts for purposes of this Section 5.6, and each party to this Amendment agrees that it will be bound by its own facsimile or electronic (.pdf) signature and that it accepts the facsimile or electronic (.pdf) signature of each other party to this Amendment.

1.7
Effect of Waiver. No consent or waiver, express or implied, by Agent to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

1.8
Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

1.9
Applicable Law. THE TERMS AND PROVISIONS OF SECTIONS 10.17 (GOVERNING LAW) AND 10.18 (FORUM SELECTION; CONSENT TO JURISDICTION) OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED HEREIN BY REFERENCE, AND SHALL APPLY TO THIS AMENDMENT MUTATIS MUTANDIS AS IF FULLY SET FORTH HEREIN.

1.10
Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND AGENT.

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IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first written above.

BORROWER:

BIOLASE., INC.,

a Delaware corporation

By: Name: John Beaver

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Title:

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President and CEO

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AGENT AND LENDER:

SWK FUNDING LLC,

as Agent and a Lender

By: SWK Holdings Corporation, its sole Manager

By: Name: Winston Black

Title: Chief Executive Officer and President

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